Exhibit 99.1
Investor PresentationMarch 2010 .... a leader in creating innovative engineered material solutions and services to make our customers competitive on a global basis... while enhancing earnings growth, shareholder value, and stability ... by broadening technology, market, and geographic reach Exhibit 99.1

2 Forward-Looking Statements These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve profitability, significant cyclical fluctuations in our customers' businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward-looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

3 Brush Engineered Materials Inc. Profile A leading manufacturer of high performance advanced engineered materials and services ... an enabling materials technology companyFour segments ... with operations, service centers and major office locations in North America, Europe and AsiaServing long-term growth oriented global markets from consumer electronics to heavy mining equipment

4 Company: Brush Engineered Materials Inc. founded 1931, publicly traded since 1956NYSE Ticker: BWShares Outstanding: Approximately 20.2 million at 12/31/09Market Cap: Approximately $375 million at 12/31/09Component of: S&P Super Composite 1500, Russell 2000 S&P SmallCap 600, Russell 30002009 Revenue: $715 million2009 Diluted EPS: $(0.61) which includes a net inventory valuation charge, derivative mark-to-market valuation, severance costs due to manpower reductions, acquisition costs and a pension benefit resulting from the reduction in workforceDebt to Total Capitalization: 16% at 12/31/09 Overview

BEM....the transformation From Metals & Mining through Specialty Metals to Advanced MaterialsFrom an "old industrial" to a "new age technology" company 5

BEM....the transformation (cont'd) Broaden the base...focused on > GDP opportunities new technologies new markets new products expanded geographyTarget fastest growing segments of fast growing marketsFirst Priority.....organic growthSecond Priority...."manageable" acquisitionsAll while building and maintaining a strong balance sheet 6

BEM....the transformation (cont.) Investments...prioritizing a targeted business modellow capital intensity...both working capital and reinvestment capital high IP....technology driven business non-commodity products...high margins good growth potential in >> GDP opportunitiesAcquisition goals Accretive within 12 monthsApproximately $50 million invested per year from cash flowUse debt and equity when appropriate while maintaining quality of balance sheet and financial flexibility 7

BEM....the transformation (cont.) 8 Performance Materials Advanced Materials

Targeted acquisitions increasingly important to total sales 9 $ in millions

Acquisitions Acquisitions 10

Barr Associates, Inc.

- Acquisition announced on October 23, 2009
- Based in Westford, Massachusetts with approximately 300 employees in three leased facilities in the Westford area
- Leading manufacturer of precision thin film optical filters that enable complex technologies and components throughout the defense, aerospace, medical, energy, semiconductor, telecommunications, lighting and astronomy markets
- Applications include high energy lasers, thermal imaging, night vision, environmental sensing, blood analysis, DNA sequencing, surveillance, targeting, and gas and fire detection
- The transaction, valued at approximately $55 million, was financed with internally generated cash and proceeds of approximately $25 million from the Company's $240 million revolving line of credit
- Expected to be accretive to earnings in 2010

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Academy Corporation

- Acquisition announced on January 5, 2010
- Based in Albuquerque, New Mexico with approximately 150 employees in four leased facilities in Albuquerque and Gallup, New Mexico
- Leading provider of precious and non-precious metals and refining services to customers in a number of technically demanding end-use markets
- Markets served by Academy are architectural glass, solar energy, electronics, chemicals, medical, industrial and high value jewelry
- The transaction, valued at approximately $23 million, was financed with internally generated cash and proceeds from the Company's $240 million revolving line of credit
- Expected to be accretive to earnings in 2010

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13 Brush Engineered Materials - Major Segments Alloy Be Products TMI Other WAM East 0.24 0.07 0.05 0 0.64 West North Williams Advanced MaterialsPVD TargetsOptical CoatingsRefiningElectronic Packaging 64% Alloy (Cu based Be and Ni Alloys)Electronic ConnectorsIndustrial Components 24% Be ProductsDefense/AerospaceSpecialty Commercial Products 7% TMI (Specialty Clad and Plated Strip)Automotive ConnectorsTelecommunicationsConsumer electronics 5% 2009 Revenue Be and Be Composites Specialty Engineered Alloys Advanced Material Technologies and Services Engineered Material Systems

2009 Recap

- Sales of $715 million
- Diluted earnings per share of $(0.61)
- Acquisition of Barr Associates, Inc. for $55.2 million
  - Barr produces precision thin film optical filters that enable complex technologies and components throughout the defense, aerospace, medical, energy, semiconductor, telecommunications, lighting and astronomy markets

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15 2010 Outlook Order entry has continued to improve, especially in the consumer electronics-oriented and wireless infrastructure- oriented marketsRecently, we are seeing improvement in the medical, defense and industrial markets (oil and gas and aerospace)2010 sales are expected to improve 55%-65%; to approximately $1.1 to $1.2 billion. Organic sales growth is expected to account for up to approximately 25 percentage points of this increase, with the acquisitions adding approximately 30 percentage points and the balance consisting of increased metal prices passed on to customers2010 profit in the range of $0.75 to $1.00 per share, diluted

Q1 2010 Outlook The level of overall business activity improved sequentially in 2009, quarter over quarter, as the year progressed. The improving trend has continued throughout the fourth quarter of 2009 and into the first quarter of 2010Q1 2010 sales are expected to be in the range of $275.0 million to $295.0 millionWe expect to incur additional acquisition costs, including integration costs related to the recent acquisitions 16

Strength in Challenging Times Balance SheetRevolver$240 mm committed facility, matures November 2012DebtDebt to total capital of 16% Working Capital Turnover improved from 164 days in 2008 to 132 days in 2009 17

Global Leader in High Performance Engineered Materials 2009 Revenue by Market 18 Consumer32% Infrastructure21%

19 Brush Engineered Materials ... core competency Collaborating with customers worldwide to solve material application challenges ... with a focus on enabling technology and services"Own" a Niche orientation ... non-commodityFocus on global growth and serviceConstantly looking ahead to realign product and service portfolios toward favorable trends ... targeted to achieve strong profitable growthEmployees who are passionately focused on exceeding customer expectations A common approach to markets and a common culture across our operating companies

20 Global Sales and Distribution Network Operations in the U.S. and eleven foreign countries International sales are approximately 35% of the CompanyAct globally ... service locally! ?-------------- Asia / Pacific ------------? ? ---------------- Europe -------------- ? ? - Exports from USA -? Singapore Korea Hong Kong UK Germany Philippines Taiwan Japan China Ireland Czech Republic

21 Strong customer collaboration ... providing enabling technology solutions and serviceMaterials that meet design challenges requiring - Strength - Reliability - Electrical conductivity - Miniaturization - Weight reduction - Corrosion resistance - Reflectivity - Thermal conductivityTargeting profitable growth applications in growing markets Advancing the World's Technologies

22 Typical End Uses Data Storage Industrial products for Oil & Gas and Mining MedicalDevices Cellular phones, i-Pods(tm) and other wireless communication devices Notebook computers and network servers Electronic components in cars and trucks CommercialAerospace Defense

Applications - Cell Phones

Grounding Clips and Audio Jacks (Alloy):

- Brush 60
- Alloy 25/190/290

Internal Antenna Contacts (Alloy):

- Brush 60/17410
- Alloy 25/190/290

Internal Electronics (WAM):

- Thin Film Materials – Power amplifiers, SAW and BAW devices, filters, and IC's
- Frame Lid Assemblies for SAW
- Thin Film Material for backlight applications using LED technology
- Shield Cleaning

Micro Mezzanine Connectors for LCD Screen (Alloy):

- Brush 60



Battery Contacts (Alloy):

- Brush 60
- Alloy 25/190/290

I/O Connector Contacts (Alloy):

- Brush 60/17410
- Alloy 25/190/290

Other Cell Phone Applications:

- **Circuit Board and IC Inspection** (Electrofusion/ Be Products):
  - PF-60 Be; IF-1 Be; AlBeMet 162
- **RoHS Compliance Assurance** (Electrofusion):
  - PF-60 Be; IF-1 Be

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Applications – Photovoltaic (Solar)

Technology: Crystalline Silicon (Si)
Interconnect Materials
Front and backplane systems for high efficiency designs.

Technology: Flexible Solar Cells / Building Integrated Photovoltaic:
Thin Film Services:
Solar cells built in flexible substrates to accommodate applications such as roofing tiles or defense.

Technology: Cadmium Telluride (CdTe)
Thin Film (PVD) Materials
Cadmium based solar cell architecture. N and P type Cadmium Semiconductor materials
TCO Transparent Conductive Oxide layers
Front and Back-contact layers

Technology: Copper Indium Gallium Selenide (CIGS)
Thin Film (PVD) Materials as well as Powders for Printing CIGS applications
Copper Indium Gallium Selenide thin film and screen printing applications for flexible and rigid solar cells.



Technology: Concentrator Photovoltaic (CPV)
Thin Film (PVD) Materials
Solar technology based on concentrating Solar rays into a semiconductor device via large lens.
Anti-Reflection Coating Materials
Precious metal contact materials

Technology: Amorphous Silicon (a-Si, tandem and multi-junction) Thin Film (PVD) Materials
Silicon based photovoltaic cells
Front and back contact layers
TCO Transparent Conductive Oxide layers

Micro Electronic Packaging Products:
Bonding Ribbon - Au & Ag
Lead-free Solders
Metallized Ceramic Substrates

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25 Thin film materials for the read/write head. (WAM)Sputtering Targets/Evaporation Materials (Precious Metals, Alloys, Non-Precious Metals, Alloys, Magnetic Materials, Heusler Alloys and Oxides) Applications - Hard Disk Drives Example - Hard Disk Drive Media PMR Material Stack Disk Drive Arm (TMI)Clad Materials (Aluminum and Stainless Alloys) Applications growing into many commercial and mobile electronic products. Thin film materials for the Disk Substrate (WAM)Sputtering targets (Precious Metals, Alloys, Non-Precious Metals, Alloys, Magnetic Materials, Oxides)

Applications - Oil & Gas

Wellhead Control Equipment (Alloy):
- Brush Alloy 25
- ToughMet® 3

Structural Rig Components (Alloy):
- ToughMet® 3



Drill Bits (Alloy):
- Brush Alloy 25
- ToughMet® 3

Directional Drilling Equipment (Alloy):
- Brush Alloy 25
- ToughMet® 3

MWD, LWD, MPT systems

Under Water Wellhead Equipment (Alloy):
- Brush Alloy 25
- ToughMet® 3

Blow out preventers, hydraulic actuators



Other Oil & Gas Applications:
- **Elemental Analysis** (Electrofusion):
  - PF-60 Be; IF-1 Be
- **Down Hole X-Ray Inspection** (Electrofusion):
  - PS-200 Be

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27 Applications - Aerospace Avionics/Electrical Systems (Alloy): Alloy 25 Airframe (Alloy): Alloy 25 Landing Gear Attachments (Alloy): Alloy 25ToughMet(r) 3 Engine and Pylon Attachments (Alloy): Alloy 25ToughMet(r) 3 Flight Control Mechanisms (Alloy): Alloy 25 ToughMet(r) 3 Horizontal Stabilizer & Rudder Attachments (Alloy): Alloy 25 Hydraulic Systems (Alloy): Alloy 25 Fuel Systems (Alloy): Alloy 25 Wing Attachments (Alloy): Alloy 25 Doors & Hatches (Alloy): Alloy 25 ToughMet(r) 3 Landing Gear Components (Alloy): Alloy 25 ToughMet(r) 3 Flight Attendant Jumpseat spring (Alloy): Alloy 25 Safety Slide Mechanism (Alloy): Alloy 25 Other Aerospace Applications:Baggage Inspection (Electrofusion):PF-60 BeNondestructive Evaluation (Cracked Component Detection) (Electrofusion):PF-60 Be

Applications – Medical

Seizure Control (WAM/TFT):

- Thin Film Deposition Implantable Electrode – Parkinson's disease (R&D)

X-Ray Mammography (Electrofusion):

- IS-50M Be

Subcutaneous Glucose Analysis (WAM/TFT/TechniMet):

- Thin Film Coatings – Electrode Monitoring device

External Glucose Analysis (WAM/TFT/Techni-Met):

- Subcutaneous sensors for glucose measurement

Insulin Pump (Alloy):

- EMI Shielding
- Electrical Terminals in Connectors
- Mechanical Chips
- Connector Systems for equipotential grounding



Dental X-Ray (Electrofusion):

- PS-200 Be

Cardiac Rhythm Management (TMI):

- Electronic Interconnects/Components
  - Niobium/Titanium Electron Beam Weld

Other Medical Applications:

- **CT Scan** (Electrofusion): PF-60 Be; PS-200 Be
- **Bone X-Ray** (Electrofusion): PF-60 Be
- **Ultrasonic Scalpels** (Be Products): S-200F Be
- **Advanced Drug Delivery Components** (TMI): Clad Stainless
- **Hypodermic Components** (TMI): Multigauge Stainless
- **Diagnostic Electronic Components** (TMI): Gold Plating
- **Anesthesia Monitoring Components** (TMI): Gold Plating
- **Biopsy Instruments** (TMI): Electron Weld Beam Stainless
- **Cauterizing Electronic Scalpel** (TMI): Clad Stainless

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Advanced Material Technologies and Services Business Structure Today and Evolving

Operating Locations

AMTS Corporate

Buffalo, NY

Thin Film Products	Electronic Packaging Products	Thin Film Services	Shield Cleaning Services	Specialty Inorganic Materials
Brewster, NY Buffalo, NY Albuquerque, NM	Buffalo, NY Singapore Philippines Newburyport, MA	Windsor, CT Buellton, CA Westford, MA	Wheatfield, NY Ireland Czech Republic	Milwaukee, WI Suzhou, China

Additional Service Operations: Taiwan, Suzhou, Ireland, Singapore, California

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Williams Advanced Materials also has broad capabilities in precious and non-precious materials

- **Comprehensive product line**
  - High purity / proprietary PVD targets
  - Micro-electronic packaging materials
  - Specialty inorganic chemicals



- **Strong end use markets**
  - Data storage
  - Wireless/handsets
  - Semiconductor
  - Optical media
  - Photonics
  - Optics
  - Medical
  - Solar
  - Defense



- **Industry leading service and support**
  - Global sales and applications support
  - "Best-in-class" response times
  - Growing business in chamber services
  - Low-cost operations in Singapore, Taiwan and the Philippines
  - New offices in Korea, Japan, Shanghai, Czech Republic
  - Acquisition of Techni-Met , Barr Associates and Academy Corporation



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31 Key Markets - Wireless and Photonics Thin Film and Packaging materials for varied wireless and photonic applications including RF Power Amplifiers, HBT's, SAW Devices, Light Emitting Diodes (LEDs), Laser Recorders and Micro Electro Mechanical Systems (MEMS)

32 Key Markets - Semiconductor Wafer Fabrication Thin film materials and chamber services for silicon wafer and UBM (Under Bump Metallization) technologies. Numerous commercial and military microelectronic applications. Under bump metallization

33 Key Markets - Semiconductor Packaging High reliability semiconductor packaging materials. Applications focused in space, military and satellite market segments. Solder preforms and clad materials

New Product and Technology Development

- ADVANCED MATERIAL TECHNOLOGIES AND SERVICES
  - Magnetic Media and Head Materials, Eco-Ru™ Sputter Targets
  - Under Bump Metallization (UBM) for Flip Chip
  - FCCL Materials
  - Optics Coating Materials
  - Precision Optical Thin Film Coatings (specialty filters)
  - High Value Optical Coatings (large format optic components)
  - Visi-Lid™ - Optical package for New Photonics applications
  - Expanded refining/chamber services – Compliment to Thin Film Materials & Coating businesses
  - Silver Alloys for HD-DVD and Blue Ray Disc manufacturing
  - Solar Panel Thin Film and Concentrator Materials
  - Solar Panel Barrier Film Coatings (BIPV)
  - MEMS and Photovoltaic Packaging Materials
  - Nanotechnology Materials
  - Precursor materials for High Intensity LEDs
  - Precious Metal Materials – rod, bar, sheet, slugs, etc.

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New Product and Technology Development

- SPECIALTY ENGINEERED ALLOYS
  - ToughMet® Alloy for High Volume Bearing Applications
  - Cupronickel alloy rod for offshore and marine seawater systems
  - Alloy 390E and Alloy 25BiQ High Performance Copper Beryllium Strip Alloy for Burn in and Test Sockets (BiTS) applications
  - BrushForm 158 and BrushForm96 Copper Nickel Tin Strip alloys for electronics and mechanical spring
- BE AND BE COMPOSITES
  - Nearer net shape fabrication (hot isostatic pressing)
  - Truextent™ speaker diaphragms
  - Coatings
  - Nuclear beryllium materials
- ENGINEERED MATERIAL SYSTEMS
  - Li Ion Battery Interconnects
  - Solar panel interconnects
  - Nitinol processing (medical)

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36 Physical Vapor Deposition (PVD) Process

37 World's only Fully Integrated Beryllium Producer Bertrandite Ore Mining & Extraction Delta, UT Casting, Rolling & Finishing Elmore, OH Thin Gauge Rolling & Finishing Reading, PA Service & Distribution Centers Global Network New Beryllium Pebbles Plant underway with DoD Title III funding, targeted for completion in second half of 2010

Strip Alloy Applications

(strength, conductivity, spring characteristics … typically 1% to 2% Beryllium)

Reliability and Miniaturization

- Current Carrying Springs and Relays
- Integrated Circuitry Sockets
- Electrical and Electronic Connectors
- Air Bag Sensors
- Pressure Responsive Devices
- Fire Extinguisher Sprinkler Heads
- EMI shielding
- Appliance Switches









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Bulk Alloy Applications

(strength, corrosion resistance, non-galling, conductivity … typically 1% to 2% Beryllium)

- Aircraft Bushings
- Heavy Equipment Bearing and Wear Applications
- Oilfield well drilling, completion and production equipment
- Plastic Injection & Blow Molds
- Power Generation
- Tooling for Metalworking
- Undersea/Marine Housings for Telecom & Instrumentation
- Welding Electrodes & Dies











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Toughmet® - a new unique solution for the most challenging wear and load conditions



- Oil & Gas…deeper drilling…tougher conditions
  - Rotary steering drills
  - Sour well drilling and completion tools
  - Sub-sea control valves
  - Blow-out preventions



Uptime

- Heavy equipment … larger equipment … critical uptime
  - Critical bearings in mining and construction
  - Large vehicle drive trains
  - Industrial pumps
  - Manufacturing equipment bearings



Confidence
Weight Reduction

- Aerospace … larger planes … heavier loads
  - Landing gear, wheels, and braking systems
  - Airframe attachments
  - Fluid power systems, actuators
  - Boeing 777, 787; Airbus 380, 350
  - Military – JSF35, Airbus 400M

Replacing bronze, stainless, and nickel alloys … strength, lubricity, and wear resistance

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41 Beryllium Products - Applications (lightweight, strength, dimensional, stability...typically 40% to 100% Beryllium) - Optical mirrors for NASA space-based telescopes- Infrared sensors for fighter jet optical targeting, radar and navigation/guidance systems and special ops (FLIR) -Structural and electronic components for satellites -X-ray windows in medical, security and commercial imaging systems -Diaphragms for commercial and concert quality speaker systems

Technical Materials, Inc. – solving customers' problems with engineered strip metals



Disk Drive Arms

Mill Products

- Specialty cladding and inlay
- Electron beam welding of dissimilar materials
- Profiling shapes by milling and/or grinding
- Close tolerance rolling

Automotive Control Components



Electroplating

- Precious and non-precious metals
- Overall and selective stripe capabilities
- Combination with current TMI technologies



Specialty Electronic Connectors

Automotive, Telecom/Computer, Medical, Energy

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BEM – Execution Initiatives

- Profitable organic growth through new products, new applications, and new services
  - Close collaboration with customers
- Expansion of international base and sales
- Broaden markets and technology
- Leverage above through "smart" acquisitions
- No let up in manufacturing excellence … Lean Sigma process
- Increasing shareholder value
- *Having the ability and passion to thrive on change !!!*

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44 Annual Revenue Our diversification and value creation initiatives are leading to strong growth in revenue and profitability Growth % +24% -16% -21% +8% +24% +9% +41% +25% -5% -21% +55-65% Telecom Crash Expected Global Economic Recession Recent acquisitions 30%

Our ongoing value creation initiatives are focused in three key areas

Growth

- Expanding and diversifying the revenue base
  - Targeting profitable niche growth applications in growing markets
  - New product innovation and service
- Ongoing global expansion
- Strategic acquisitions, fast accretion

Margin Improvement

- Lean Sigma-driven operating efficiency improvement
- New higher value added products
- Cost reductions

Fixed and Working Capital Utilization

- Inventory turn improvement
- Lean Sigma-driven factory utilization gains

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46 Strategic Highlights The Company is well positioned; strong balance sheet and revolver capacity to operate in this severe economic environment and to take advantage of strategic opportunities as they ariseStrong, diverse set of markets servedGlobal market reachNew products and services ... a culture of innovationNiche-oriented product offerings Acquisitions adding to growth and earningsFocus on manufacturing excellence resulting in improved operationsStrong cash flow

Vision · Mission · Values

Vision

We will be a ***leader*** in creating innovative engineered material ***solutions and services*** that make our ***customers competitive*** in global markets

Mission

...in support of our vision:

- We bring ***value*** to our ***customers***, globally, through innovative ***technology, service***, and ***collaboration***
- Our ***employees*** are passionately ***focused*** on exceeding ***customers'*** expectations
- We are ***committed*** to build a strong ***financial future*** for our employees and shareholders, striving to consistently ***grow*** revenues and earnings
- We are driven to continuously ***improve*** our supply chain, creating the highest ***value*** for our customers while reducing costs…using ***Lean Six Sigma***
- We design, manufacture, and distribute our products in a ***safe, environmentally responsible*** manner

Values

...We believe in a set of individual and team values, where:

- Each of us is committed to safety as our first priority
- We are committed to the highest standard of ethics and integrity in our business affairs
- We conduct ourselves with honesty and respect among our fellow employees, customers, suppliers, shareholders, and our communities
- We are proactive stewards of the safe use of our materials
- We share a trust among our employees that encourages aggressive performance commitments
- We have the authority, individually and in teams, to achieve our goals
- We embrace change and reject complacency
- We are committed to strengthen the organization by attracting and developing talented, dedicated individuals
- We collaborate with our customers and suppliers to create higher value
- We are involved in the betterment of our communities

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